EXHIBIT 99.1

BCI, Norges Bank Investment Management and Brookfield Partner to Launch Northview Energy

A new renewable energy platform anchored with high-quality,  contracted, utility scale solar and onshore wind assets

All amounts are in U.S. dollars unless otherwise indicated

VICTORIA, British Columbia and OSLO, Norway and NEW YORK, March 03, 2026 (GLOBE NEWSWIRE) -- British Columbia Investment Management Corporation (“BCI”), Norges Bank Investment Management and Brookfield today announced the launch of Northview Energy (the “Company” or “Northview”), a privately held renewable energy company that will acquire and own a diversified portfolio of contracted, operating renewable assets in the U.S. and Canada.

Northview Energy will be equally funded and owned by the three investors. The Company will acquire a seed portfolio of assets from leading renewable energy companies currently managed by Brookfield, including assets from Deriva Energy, Scout Clean Energy and Urban Grid.

Northview offers a highly de-risked, stable cash flow profile, generating predictable income with strong downside protection, and resilience across market cycles. The seed portfolio is comprised of 22 contracted, high-quality utility scale solar and onshore wind assets in power markets experiencing strong energy demand growth across the U.S. The assets are newly operational and represent approximately 2.3 gigawatts of operating capacity diversified across six power markets. All assets are backed by long-term power purchase agreements with investment grade counterparties, with a weighted average remaining term of approximately 16 years.

BCI, Norges Bank Investment Management and Brookfield will share customary governance rights and a dedicated management team will be appointed to lead the Company.

Northview has also entered into a Framework Agreement for potential future acquisitions of renewable assets from Brookfield-managed portfolio companies in the U.S. and Canada representing up to $1.5 billion of equity capital.

Future acquisitions are expected to focus on de-risked operating assets, including onshore wind, utility scale solar and battery storage, generating stable and predictable cash flows under long-term contracts with investment grade counterparties. Any future acquisitions made by Northview will be subject to the prior approval of BCI, Norges Bank Investment Management and Brookfield, with each party contributing pro rata to fund acquisitions.

Lincoln Webb, Executive Vice President & Global Head, Infrastructure & Renewable Resources at BCI, said: “Northview is a highly strategic addition to our infrastructure portfolio, bringing together de‑risked renewable energy assets, long‑term contracted revenues, and a clear path for growth alongside likeminded, high‑calibre partners. With a diversified portfolio of new solar and wind projects serving an established base of premium clients, the platform is designed to be resilient in an evolving energy landscape.”

Harald von Heyden, Global Head of Energy and Infrastructure at Norges Bank Investment Management, said: "This marks our first investment in North America and an important step in diversifying our renewable energy infrastructure portfolio. We are pleased to partner with Brookfield and BCI as we seek to capture compelling opportunities in one of the world's largest renewable energy markets."

Jehangir Vevaina, Chief Investment Officer for Brookfield’s Renewable Power & Transition group, said: “This partnership marks the creation of a scalable platform for Brookfield and our partners. Northview Energy will be an owner of high-quality operating assets that deliver affordable and clean power to the grid and the framework for future acquisitions provides a clear growth pathway for the vehicle to add de-risked, high-quality, cash yielding assets delivering strong returns.”

Subject to the receipt of required approvals and the satisfaction of customary closing conditions, Northview Energy is expected to officially launch during the second quarter of 2026 under the ownership of BCI, Norges Bank Investment Management and Brookfield. More information about the company can be found at www.northviewenergy.com

TD Securities acted as exclusive financial advisor to Brookfield on the sale of the seed portfolio and commitment for future acquisitions.

About BCI

British Columbia Investment Management Corporation (BCI) is one of Canada’s largest institutional investors, with C$295 billion in gross assets under management as of March 31, 2025. For 25 years, BCI has built its legacy on performance with purpose, helping its 32 public sector and institutional clients deliver on their commitments. Headquartered in Victoria, British Columbia, Canada, and with teams spanning Vancouver, New York, London, and Mumbai, BCI puts patient capital to work across public and private markets globally.

Learn more on BCI.ca or connect on LinkedIn.

About Norges Bank Investment Management

Norges Bank Investment Management manages the Norwegian Government Pension Fund Global. With assets worth approximately 21,000 billion Norwegian kroner (around 2,100 billion US dollars), the fund is invested in international equity and fixed-income markets, as well as real estate and renewable energy infrastructure. Its purpose is to ensure responsible, long-term management of revenues from Norway's oil and gas resources so that this wealth benefits both current and future generations. It seeks to achieve the highest possible return in a safe, efficient, responsible and transparent manner, within government guidelines.

About Brookﬁeld Asset Management

Brookfield Asset Management Ltd. (NYSE: BAM, TSX: BAM) is a leading global alternative asset manager, headquartered in New York, with over $1 trillion of assets under management across infrastructure, renewable power and transition, private equity, real estate, and credit. We invest client capital for the long-term with a focus on real assets and essential service businesses that form the backbone of the global economy. We offer a range of alternative investment products to investors around the world — including public and private pension plans, endowments and foundations, sovereign wealth funds, financial institutions, insurance companies and private wealth investors. We draw on Brookfield’s heritage as an owner and operator to invest for value and generate strong returns for our clients, across economic cycles. For more information, please visit our website at www.bam.brookfield.com.

Contact Information:

BCI
Olga Petrycki
media@bci.ca

Brookfield
Simon Maine (Media)	Alex Jackson (Investors)
+44 7398 909 278	+1 647 484 8525
simon.maine@brookfield.com	alexander.jackson@brookfield.com

Forward Looking Statements

This news release contains “forward-looking statements” within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of other relevant securities legislation, including applicable securities laws in Canada, which reflect our current views with respect to, among other things, our operations and financial performance (collectively, “forward-looking statements”). Forward-looking statements include statements that are predictive in nature, depend upon or refer to future results, events or conditions, and include, but are not limited to, statements which reflect management’s current estimates, beliefs and assumptions and which are in turn based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. The estimates, beliefs and assumptions of Brookfield Asset Management Ltd. are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Forward-looking statements are typically identified by words such as “target”, “anticipate”, “believe”, “foresee”, “could”, “estimate”, “goal”, “intend”, “plan”, “seek”, “strive”, “will”, “may” and “should” and similar expressions. In particular, the forward-looking statements contained in this news release include statements referring to potential outcomes of Brookfield’s investment in Northview.

Although Brookfield Asset Management Ltd. believes that such forward-looking statements are based upon reasonable estimates, beliefs and assumptions, certain factors, risks and uncertainties, which are described from time to time in our documents filed with the securities regulators in the United States and Canada, not presently known to Brookfield Asset Management Ltd., or that Brookfield Asset Management Ltd. currently believes are not material, could cause actual results to differ materially from those contemplated or implied by forward-looking statements. Reference should be made to “Item 1A - Risk Factors” and “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements” in Brookfield Asset Management Ltd.’s Annual Report on Form 10-K.

Readers are urged to consider these risks, as well as other uncertainties, factors and assumptions carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements, which are based only on information available to us as of the date of this news release. Except as required by law, Brookfield Asset Management Ltd. undertakes no obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be as a result of new information, future events or otherwise.